Exhibit 24

POWER OF ATTORNEY

The undersigned, a director or officer of Anthony & Sylvan Pools Corporation, an Ohio corporation (the “Registrant”), which anticipates filing with the Securities and Exchange Commission (the “Commission”) under the provisions of the Securities Act of 1933 (the “Act”) a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the “Registration Statement”) for purposes of registering (i) 500,000 shares of Common Stock without par value of the Registrant, to be offered pursuant to the Anthony & Sylvan Pools Corporation 1999 Long-Term Incentive Plan, and (ii) 400,000 shares of Common Stock without par value of the Registrant, to be offered pursuant to the Anthony & Sylvan Pools Corporation 2001 Long-Term Incentive Plan does hereby constitute and appoint Martin J. Degnan with full power of substitution and resubstitution, as attorney to execute and file on behalf of the undersigned, in his capacity as a director or officer of the Registrant, the Registration Statement and any and all applications or other documents to be filed with the Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorney and any such substitution.

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of June, 2003.

/s/ Stuart D. Neidus

Stuart D. Neidus

Exhibit 24

POWER OF ATTORNEY

The undersigned, a director or officer of Anthony & Sylvan Pools Corporation, an Ohio corporation (the “Registrant”), which anticipates filing with the Securities and Exchange Commission (the “Commission”) under the provisions of the Securities Act of 1933 (the “Act”) a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the “Registration Statement”) for purposes of registering (i) 500,000 shares of Common Stock without par value of the Registrant, to be offered pursuant to the Anthony & Sylvan Pools Corporation 1999 Long-Term Incentive Plan, and (ii) 400,000 shares of Common Stock without par value of the Registrant, to be offered pursuant to the Anthony & Sylvan Pools Corporation 2001 Long-Term Incentive Plan does hereby constitute and appoint Martin J. Degnan with full power of substitution and resubstitution, as attorney to execute and file on behalf of the undersigned, in his capacity as a director or officer of the Registrant, the Registration Statement and any and all applications or other documents to be filed with the Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorney and any such substitution.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of August, 2003.

/s/ William J. Evanson

William J. Evanson

Exhibit 24

POWER OF ATTORNEY

The undersigned, a director or officer of Anthony & Sylvan Pools Corporation, an Ohio corporation (the “Registrant”), which anticipates filing with the Securities and Exchange Commission (the “Commission”) under the provisions of the Securities Act of 1933 (the “Act”) a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the “Registration Statement”) for purposes of registering (i) 500,000 shares of Common Stock without par value of the Registrant, to be offered pursuant to the Anthony & Sylvan Pools Corporation 1999 Long-Term Incentive Plan, and (ii) 400,000 shares of Common Stock without par value of the Registrant, to be offered pursuant to the Anthony & Sylvan Pools Corporation 2001 Long-Term Incentive Plan does hereby constitute and appoint Martin J. Degnan with full power of substitution and resubstitution, as attorney to execute and file on behalf of the undersigned, in his capacity as a director or officer of the Registrant, the Registration Statement and any and all applications or other documents to be filed with the Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorney and any such substitution.

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of June, 2003.

/s/ Roger D. Blackwell

Roger D. Blackwell

Exhibit 24

POWER OF ATTORNEY

The undersigned, a director or officer of Anthony & Sylvan Pools Corporation, an Ohio corporation (the “Registrant”), which anticipates filing with the Securities and Exchange Commission (the “Commission”) under the provisions of the Securities Act of 1933 (the “Act”) a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the “Registration Statement”) for purposes of registering (i) 500,000 shares of Common Stock without par value of the Registrant, to be offered pursuant to the Anthony & Sylvan Pools Corporation 1999 Long-Term Incentive Plan, and (ii) 400,000 shares of Common Stock without par value of the Registrant, to be offered pursuant to the Anthony & Sylvan Pools Corporation 2001 Long-Term Incentive Plan does hereby constitute and appoint Martin J. Degnan with full power of substitution and resubstitution, as attorney to execute and file on behalf of the undersigned, in his capacity as a director or officer of the Registrant, the Registration Statement and any and all applications or other documents to be filed with the Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorney and any such substitution.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of May, 2003.

/s/ Mary Ann Jorgenson

Mary Ann Jorgenson

Exhibit 24

POWER OF ATTORNEY

The undersigned, a director or officer of Anthony & Sylvan Pools Corporation, an Ohio corporation (the “Registrant”), which anticipates filing with the Securities and Exchange Commission (the “Commission”) under the provisions of the Securities Act of 1933 (the “Act”) a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the “Registration Statement”) for purposes of registering (i) 500,000 shares of Common Stock without par value of the Registrant, to be offered pursuant to the Anthony & Sylvan Pools Corporation 1999 Long-Term Incentive Plan, and (ii) 400,000 shares of Common Stock without par value of the Registrant, to be offered pursuant to the Anthony & Sylvan Pools Corporation 2001 Long-Term Incentive Plan does hereby constitute and appoint Martin J. Degnan with full power of substitution and resubstitution, as attorney to execute and file on behalf of the undersigned, in his capacity as a director or officer of the Registrant, the Registration Statement and any and all applications or other documents to be filed with the Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorney and any such substitution.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of June, 2003.

/s/ Thomas B. Waldin

Thomas B. Waldin